UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 10, 2025

W.W. Grainger, Inc.
(Exact name of registrant as specified in its charter)

Illinois		1-5684	36-1150280
(State or other jurisdiction of incorporation)		(Commission file number)	(I.R.S. Employer Identification No.)

100 Grainger Parkway			60045-5201
Lake Forest,	Illinois		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 535-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	GWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 10, 2025 (the “Effective Date”), the Board of Directors of W.W. Grainger, Inc. (the “Company”) approved amendments to the Company’s By-Laws (the “By-Laws”), effective as of the Effective Date. The amendments reflect updates to modernize and clarify certain provisions relating to virtual annual shareholder meetings and remote communications and update or remove outdated terminology.

The foregoing summary of the amendment to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the By-Laws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

______________________________________________________________________

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

3.1 By-Laws of W.W. Grainger, Inc., as Amended
104        Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline
XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 11, 2025

W.W. GRAINGER, INC.

By:	/s/ Paul Stanukinas
Name:	Paul Stanukinas
Title:	Vice President and Corporate Secretary